AMENDMENT TO LOAN AND SECURITY AGREEMENTS

         WHEREAS, the Note dated _________, in the amount of $_________, and Amendment to said Note dated _________, in the amount of $_________, has a present balance owing of $_________, known as Loan No. ___; and

         WHEREAS, the Note dated _________, in the amount of $_________, has a present balance owing of $_________, known as Loan No. ___; and

         WHEREAS, Borrowers request additional financing in the amount of $_________, for the purpose of upgrading the fixtures at the store located at
_________.

         NOW, THEREFORE, it is agreed as follows:

1. The new funds of $_______ shall be repaid according to the Installment Note attached hereto marked Exhibit A; said Note shall be known as Loan No. ____.

2. The new note of $_________ together with interest shall be secured under the Security Agreements respectively dated _________, and any Amendments to said Loan and Security Agreements, continuing the terms and conditions thereof, and said Loan and Security Agreements are hereby ratified and reaffirmed. The terms and conditions of Loans ___ and ___ shall remain the same.

3. Irrevocable assignments of collateral on a life policy(s) on the life (lives) of the individuals for the total amount of the loan shall be maintained in full force and effect for the length of the loan. The collateral assignment designation shall read as follows: United Grocers, Inc. and/or its subsidiaries or assignees, as their interest may appear.

4. Real property mortgages as described on the attached Exhibits B and C shall continue to be pledged as partial collateral for the length of the loan.

5. Inventories shall be maintained at all times at levels of not less than $_________ cost to Borrowers at _________ and $_________ cost to
         Borrowers at _________.

6. Borrowers agree to pay a loan fee of $_______, one percent of funds advanced hereunder, together with any and all costs incident to perfecting the security agreements required hereunder.

Dated: _________

BORROWERS:                                 SECURED PARTIES:

                                           UNITED GROCERS, INC.

By
                  , President              By
                                                    G. P. Fleming
By                                                  Assistant Secretary
                  , Secretary
                                           UNITED RESOURCES, INC.
INDIVIDUALLY:
                                           By
-----------------------------------                 G. P. Fleming
                                                    President
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